SUPPLEMENT

DATED MARCH 1, 2014 TO

THE HARTFORD GLOBAL RESEARCH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2014

AND SUMMARY PROSPECTUS DATED MARCH 1, 2014

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on February 5, 2014, the Board approved a change to the name of The Hartford Global Research Fund (the “Fund”).  Accordingly, on or about May 30, 2014, the name of the Fund will be changed to “Hartford Global Equity Income Fund.”   In connection with this name change, the Board also approved a change to the Fund’s investment goal.  In addition, certain changes will be made to the Fund’s principal investment strategy and portfolio management team.

The Board also approved changes to the Fund’s management fee schedule and expense structure.  Specifically, the Fund will have lower management fee rates at all asset levels and lower contractual expense limitations will apply to each class of the Fund’s shares.

Accordingly, effective on or about May 30, 2014:

1.             The Fund’s investment objective will be to seek a high level of current income consistent with growth of capital.

2.             The Fund’s shareholder fees, annual fund operating expenses and expense example will be as follows:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3(3)	R4(3)	R5(3)	Y
Management fees(*)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.58%	0.76%	0.53%	0.48%	0.45%	0.39%	0.33%	0.24%
Total annual fund operating expenses	1.58%	2.51%	2.28%	1.23%	1.70%	1.39%	1.08%	0.99%
Fee waiver and/or expense reimbursement(*)(2)	0.33%	0.51%	0.28%	0.23%	0.25%	0.24%	0.23%	0.19%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(*)(2)	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	0.80%

(*)                                 Expense information in the table has been restated to reflect current fees.

(1)                                 For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)                                 Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.80% (Class Y).  This contractual arrangement will remain in effect until February 28, 2015.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(3)                                 Other expenses include an administrative services fee paid by the Fund for third party recordkeeping that is payable as a percentage of net assets in the amount of up to: 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5).

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$991	$1,334	$2,299
B	$703	$1,033	$1,490	$2,578
C	$303	$686	$1,195	$2,594
I	$102	$368	$654	$1,468
R3	$148	$511	$900	$1,988
R4	$117	$416	$738	$1,648
R5	$87	$321	$573	$1,296
Y	$82	$296	$529	$1,196

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$991	$1,334	$2,299
B	$203	$733	$1,290	$2,578
C	$203	$686	$1,195	$2,594
I	$102	$368	$654	$1,468
R3	$148	$511	$900	$1,988
R4	$117	$416	$738	$1,648
R5	$87	$321	$573	$1,296
Y	$82	$296	$529	$1,196

3.             The Fund’s principal investment strategy will be as follows:

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.  The Fund seeks to achieve its goal by investing primarily in equity securities of dividend-paying companies with market capitalizations above $2 billion.  The Fund’s investment approach is based on the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios.  Wellington Management uses a contrarian investment approach focused on longer-term fundamentals to create a portfolio with an above-market projected total return trading at a discount to the market.  To assess total return potential, Wellington Management intensively analyzes a company’s prospects against its valuation and in so doing focuses on the dividend yield and price/earnings ratio that Wellington Management believes the stock should command in the marketplace.  Investment opportunities are typically found in four areas: (1) misunderstood negative events; (2) consolidating industry structures; (3) low but improving return on capital; and (4) new or capital-incented management.  Portfolio construction is driven primarily by security selection, and the key stock selection criterion is total return potential, which is a combination of earnings growth and dividend yield.  Within the strategy, the contribution to total return from dividends is given added weight.  Limited consideration is given to economic analysis in establishing sector, industry, and country/regional weightings.

Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices.

4.             The Fund’s main risks will include the following:

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

5.             The Fund’s main risks will no longer include Mid Cap and Small Cap Stock Risk. Mid Cap and Small Cap Stock Risk will be included among the Fund’s additional risks.

6.             The Fund’s portfolio managers will be as follows:

John R. Ryan, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2014.  Mr. Ryan joined Wellington Management as an investment professional in 1981.

Ian R. Link, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2014.  Mr. Link joined Wellington Management as an investment professional in 2006.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2014.  Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

7.             The Fund’s management fee will be 0.7500% of the first $500 million, 0.7000% of the next $500 million, 0.6900% of the next $4 billion, 0.6850% of the next $5 billion, and 0.6700% in excess of $10 billion annually of the Fund’s average daily net assets.

8.             The Fund’s prospectus will include the following related composite performance information:

RELATED COMPOSITE PERFORMANCE

The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the Fund. Wellington Management’s Global Equity Income composite consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s Global Equity Income investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all Global Equity Income portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest management fee applicable to any account in the composite.

The accounts that are included in Wellington Management’s Global Equity Income composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.

The historical performance of Wellington Management’s Global Equity Income composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results.  The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.

While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.

WELLINGTON MANAGEMENT GLOBAL EQUITY INCOME COMPOSITE PERFORMANCE*

Average Annual Total Returns for the Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception (2/29/08)
Composite (Net of Class A expenses and maximum Class A sales charge)	14.1%	12.7%	3.4%
Composite (Net of Class A expenses but excluding Class A sales charges)	20.7%	14.0%	4.4%
Composite (Gross)	22.2%	15.4%	5.7%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.4%	15.7%	5.2%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.4%	15.5%	4.6%

Total Returns For the Periods Ended December 31, 2013

	2008**	2009	2010	2011	2012	2013
Composite (Net of Class A expenses and maximum Class A sales charge)	-36.1%	25.6%	13.0%	-2.7%	15.3%	20.7%
Composite (Gross)	-35.5%	27.2%	14.4%	-1.5%	16.7%	22.2%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-35.1%	30.8%	12.3%	-5.0%	16.5%	27.4%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-36.9%	35.4%	13.2%	-6.9%	16.8%	23.4%

*                 This is not the performance of the Fund.  As of December 31, 2013, the Global Equity Income composite was composed of 4 accounts, totaling approximately $417 million.

**          Returns reflect performance beginning February 29, 2008.

Description of MSCI World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

Description of MSCI All Country World Index

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

This Supplement should be retained with your Prospectus for future reference.

HV-7194	March 2014